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                                                                    EXHIBIT 99.1


                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, S. Leslie Flegel, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Source Interlink Companies, Inc for the fiscal year ended January 31, 2003 fully complies with the requirements of section 31(a) or 15(d) of Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Source Interlink Companies, Inc.

April 30, 2003
                                  By:
                                       /s/ S. Leslie Flegel
                                       ----------------------------------------
                                       S. Leslie Flegel
                                       Chairman and Chief Executive Officer


I, Marc Fierman, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Source Interlink Companies, Inc for the fiscal year ended January 31, 2003 fully complies with the requirements of section 31(a) or 15(d) of Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Source Interlink Companies, Inc.

April 30, 2003
                                  By:
                                       /s/ Marc Fierman
                                       ----------------------------------------
                                       Marc Fierman
                                       Chief Financial Officer